UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-11350	59-0483700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	369 N. New York Avenue, Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (407) 904-3324

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE

6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO PrA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2024, Lisa M. Vorakoun, age 40, was appointed Interim Chief Financial Officer and Treasurer of CTO Realty Growth, Inc. (the “Company”), effective April 1, 2024, to serve while the Company’s Board of Directors conducts a formal search process to identify and appoint a permanent Chief Financial Officer and Treasurer. There are no arrangements or understandings between Ms. Vorakoun and any other persons pursuant to which she was appointed as Interim Chief Financial Officer and Treasurer of the Company. There are no family relationships between Ms. Vorakoun and any of the Company’s other directors or executive officers, and Ms. Vorakoun is not a party to any transaction, or any proposed transaction, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Ms. Vorakoun also currently serves as Vice President and Chief Accounting Officer of the Company and of Alpine Income Property Trust, Inc. She has served in these roles since August 2020. Prior to that, she served as the Company’s Vice President and Controller from July 2017 to August 2020. In January 2013, Ms. Vorakoun joined the Company as the Company’s Controller. Ms. Vorakoun began her career at James Moore & Co., a full service regional accounting and consulting firm where she managed audit clients in various industries from January 2006 to September 2012. Ms. Vorakoun received her Bachelor of Science and Masters of Accounting from Florida State University. She is a member of the American Institute of Certified Public Accountants and the Florida Institute of Certified Public Accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 2024

CTO Realty Growth, Inc.

By:	/s/ John P. Albright

John P. Albright, President and Chief Executive Officer